TRUST UNDER

                        THE WESTPORT BANK & TRUST COMPANY

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS

SECTION 1. ESTABLISHMENT OF TRUST.......................................1
           ----------------------

SECTION 2. PAYMENTS  TO  PLAN  PARTICIPANTS  AND
           -------------------------------------
           THEIR BENEFICIARIES..........................................2
           -------------------

SECTION 3. TRUSTEE RESPONSIBILITY REGARDING
           --------------------------------
           PAYMENTS TO TRUST BENEFICIARY WHEN
           ----------------------------------
           COMPANY IS INSOLVENT.........................................3
           --------------------

SECTION 4. PAYMENTS TO COMPANY..........................................4
           -------------------

SECTION 5. INVESTMENT AUTHORITY.........................................4
           --------------------

SECTION 6. DISPOSITION OF INCOME........................................7
           ---------------------

SECTION 7. ACCOUNTING BY TRUSTEE........................................7
           ---------------------

SECTION 8. RESPONSIBILITY OF TRUSTEE....................................8
           -------------------------

SECTION 9. COMPENSATION AND EXPENSES OF TRUSTEE.........................9
           ------------------------------------

SECTION lO. RESIGNATION AND REMOVAL OF TRUSTEE..........................9
            ----------------------------------

SECTION 11. APPOINTMENT OF SUCCESSOR...................................10
            ------------------------

SECTION 12. AMENDMENT OR TERMINATION...................................10
            ------------------------

SECTION 13. MISCELLANEOUS..............................................10
            -------------

SECTION 14. EFFECTIVE DATE.............................................12
            --------------

                                   TRUST UNDER
                        THE WESTPORT BANK & TRUST COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This, Agreement made this 13th day of November, 1995 by and between The Westport Bank & Trust Company ("Company") and People's Bank ("Trustee");

         WHEREAS,  Company has adopted the non qualified  deferred  Compensation
Plan  entitled  the  Westport  Bank  &  Trust  Company  Supplemental   Executive
Retirement Plan ("Plan") attached as Schedule A to this Agreement.

         WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

         WHEREAS, Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's
Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

         WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1.  ESTABLISHMENT OF TRUST
            ----------------------

         (a) Company hereby deposits with Trustee in trust the assets set forth in Schedule B, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

         (b) The Trust shall become irrevocable ten (10) days following the issuance of a favorable private letter ruling regarding the Trust from the Internal Revenue Service.

         (c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in
Section 3(a) herein.

         (e) Within ninety (90) days following the end of the Plan year, ending after the Trust has become irrevocable pursuant to Section 1(b) hereof, Company shall be required to irrevocably deposit additional cash or other property to the Trust in an amount sufficient to pay each Plan participant or beneficiary the benefits payable pursuant to the terms of the Plan as of the closing of the Plan year.

         (f) Upon a Change of Control, Company shall, as soon as possible, but in no event longer than sixty (60) days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred.

SECTION  2.  PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.
             -------------------------------------------------------

         (a)  Company   shall  deliver  to  Trustee  a  schedule  (the  "Payment
Schedule")   that  indicates  the  amounts  payable  in  respect  of  each  Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

         (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

         (c) Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.

SECTION 3.  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN
            -------------------------------------------------------------------
COMPANY IS INSOLVENT.
- --------------------

         (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, or (iii) Company is determined to be in a troubled condition or is assigned a composite rating of 4 or 5 under the Uniform Institutions Rating System of the Federal Financial Institution Examination Council by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation.

         (b) At all times during the continuance of this Trust, as provided in Section l(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below.

                  (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                  (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

                  (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plan or otherwise.

                  (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 4.  PAYMENTS TO COMPANY.
            --------------------

         Except as provided in Section 3 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

SECTION 5.  INVESTMENT AUTHORITY.
            ---------------------

         (a) In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by Company, other than a de minimis amount held in common investment vehicles in which Trustee invests. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants.

         (b) Subject to the limitations otherwise set forth and consistent with the written investment guidelines established by the Company and Trustee, Trustee shall invest and reinvest the assets of the Trust without distinction between principal and income and in such securities or property, real or personal, wherever situated, as Trustee in its sole discretion shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, real estate or any interest therein or insurance on the lives of the Plan participants and employees or former employees of the Company. Trustee shall at all times in making investments of the assets of the Trust consider, among other factors, the investment guidelines established by the parties and the short and long-term financial needs of the Plan on the basis of information furnished by the Company. In making such investments, Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments.

         (c) Trustee may from time to time in its sole discretion transfer to a common, collective, or pooled trust fund maintained by any bank or trust company including the Company or the trustee hereunder, all or such part of the Trust Fund as Trustee may deem advisable, and such part or all of such assets so transferred shall be subject to all the terms and provisions of the common collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. Trustee may, from time to time withdraw from such common, collective, or pooled trust fund all or such part of the assets of the Trust as Trustee may deem advisable.

         (d) Trustee, in addition to all powers and authorities under common and statutory law shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

                  1. To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

                  2. To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by Trustee, by private contract or at public auction. No person dealing with Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

                  3. To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments
                                                                             5
incidental thereto; to oppose, or to consent, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

                  4. To cause any securities or other property to be registered in Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

                  5. To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all or any part, of the Trust; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

                  6. To keep such portion of the assets of the Trust in cash or cash balances (in accounts of Trustee) as Trustee may from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

                  7. To accept and retain for such time as Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder (including but not limited to insurance policies on the lives of the Plan participants), whether or not such securities or other property would normally be purchased as investments hereunder;

                  8. To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                  9. To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

                  10. To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Company;

                  11. To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in accounts of Company or Trustee;

                  12. To invest in Treasury Bills and other forms of United States government obligations;

                  13. To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange.

                  14. To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations including accounts of Company or Trustee;

         (e) Company shall have the right, at anytime, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust.

SECTION 6.  DISPOSITION OF INCOME.
            ----------------------

         (a) During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

SECTION 7.  ACCOUNTING BY TRUSTEE.
            ----------------------

         (a) Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within sixty (60) days following the close of each calendar year and within sixty (60) days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

         (b) Company, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise Trustee of its approval or disapproval thereof. Failure by Company to disapprove any such statement of account within ninety (90) days after its receipt thereof shall be deemed an approval thereof. The approval by Company of any statement of account shall be binding as to all matters embraced therein as between Company and Trustee to the same extent as if the account of Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which Trustee, Company and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive Trustee of its right to have its accounts judicially settled if Trustee so desires.

SECTION 8.  RESPONSIBILITY OF TRUSTEE.

         (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

         (c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder and the cost thereof shall be paid for by the Company.

         (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder and the cost thereof shall be paid for by the Company.

         (e) Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.


         (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

         (g) Trustee shall have no responsibility or obligation with respect to the administration or operation of the Plan, including without limitation any responsibility to determine the amount or nature of the benefits to which any participant or beneficiary may be entitled under the Plan.

SECTION 9.  COMPENSATION AND EXPENSES OF TRUSTEE.
            -------------------------------------

         The Compensation of Trustee shall be as determined from time to time in accordance with any agreement between Company and Trustee; provided, however, that Trustee may amend its fee schedule with thirty (30) days written notice to Company. All administration expenses, including Trustee's fees, and any income taxes and other taxes of any kind levied or assessed under existing or future laws against the Trust shall be the obligation of Company and shall be paid as directed by Company, provided, however, if such expenses are not paid by Company within a reasonable time, they shall be paid by Trustee from the Trust and shall be a claim on the Trust assets to be provided for prior to making provisions for or for paying benefits under the Plan to any participant, former participants, or their beneficiaries.

SECTION lO.  RESIGNATION AND REMOVAL OF TRUSTEE.
             -----------------------------------

         (a) Trustee may resign at any time by written notice to Company, which shall be effective sixty (60) days after receipt of such notice unless Company and Trustee agree otherwise.

         (b) Trustee may be removed by Company on sixty (60) days notice or upon shorter notice accepted by Trustee.

         (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within ninety (90) days after receipt of notice of resignation removal or transfer, unless Company extends the time limit.

         (d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (a) [or (b)] of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

SECTION 11. APPOINTMENT OF SUCCESSOR.
            -------------------------

         (a) If Trustee resigns [or is removed] in accordance with Section 10(a) [or (b)] hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

SECTION 12.  AMENDMENT OR TERMINATION.
             -------------------------

         (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it become irrevocable in accordance with Section l(b) hereof.

         (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan unless sooner revoked in accordance with Section l(b) hereof. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

         (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to Company.

         (d) Sections 1, 2, 3, 4, 8, 9, and 12 of this Trust Agreement may not be amended by Company for ten (10) years following a Change of Control, as defined herein, except as may be necessary to obtain the issuance of a favorable private letter ruling regarding the Trust from the Internal Revenue Service.

SECTION 13.  MISCELLANEOUS.
             --------------

         (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

         (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

         (d) For purposes of this Trust, Change of Control shall mean and be deemed to have occurred if:

                  (i) 20 Percent or more of ownership, control, power to vote, or beneficial ownership of any class of voting securities of Company is acquired by a person either directly or indirectly or acting through one or more other persons. A "person" shall include a natural person, corporation, or other entity. When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of the Company stock, such partnership, syndicate, or other group shall be considered one person. "Beneficial ownership" shall be determined under the then current provision of Securities Exchange Act Rule 13d-3; Reg. Section 740.13d-3;
(ii) the individuals who constitute the Board of Directors of Company as of the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date set forth above whose election or nomination for election by Company's shareholders was approved by a vote of at least three quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to be a member of the Incumbent Board; or (iii) Company shall be combined with or acquired by another company and the Incumbent Board shall have determined, either before such event or thereafter, by resolution, that a Change in Control of Company will or has occurred.

         (e) Any action by Company pursuant to any of the provisions of this Trust Agreement shall be in writing and shall be signed by an officer of Company. Trustee and every other person shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from Company and reasonably believed to be properly executed, and shall act and be indemnified and held harmless by the Company regarding any cost, expense or assessment incurred or made as a result of acting in accordance with such reasonable belief. Company shall notify Trustee from time to time in writing of the appointment and termination of any party

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designated to administer the Plan and of any successor, together with a specimen of his authorized signature. Trustee shall be entitled to rely conclusively upon such notice and signature as evidence of the identity of such designated party and shall not be charged with notice of any change with respect to such designated party until Company shall have furnished Trustee with notice of such change.

         (f) Neither Company nor Trustee, nor their successors, shall be responsible for the validity of any insurance contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such insurance contract or for the action of any person which may delay payment or render an insurance contract null and void or unenforceable in whole or in part.

         (g) Any insurer who shall issue insurance contacts hereunder shall not have any responsibility for the validity of the Plan or for the tax or legal aspects of the Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of Trustee, and shall have no duty to see to the application of any funds paid to Trustee, nor be required to question any actions directed by Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any insurance contract which it issues hereunder, or the rules of the insurer.

         (h) Trustee shall not be liable for any loss sustained by the Trust by reason of the Trustee's decision to purchase, retain, sell or exchange any investment (including but not limited to life insurance policies on the lives of Plan participants, employees and former employees of Company) made in good faith and in accordance with the provisions of this Agreement and of any applicable Federal or state law. Company shall indemnify and hold Trustee harmless from any and all liability, claim, or demand asserted against Trustee with respect to, or as a result of, or arising out of, or in connection with, directly or indirectly any action allegedly taken by it or any failure or alleged failure by it to act in its capacity as Trustee, except that Company shall not indemnify and hold harmless any such Trustee if such action or failure to act is finally adjudicated to be the result of the Trustee's gross negligence, fraud or willful misconduct.

SECTION 14.  EFFECTIVE DATE.
             ---------------

The effective date of this Trust Agreement shall be November 13, 1995.

Approved for                                    Company:

The Westport Bank & Trust Company               The Westport Bank & Trust
                                             Company

and
Westport Bancorp, Inc.                          By    /s/ Michael H. Flynn
                                                  ------------------------------
                                                          Michael H. Flynn
                                                   President and Chief Executive
                                                              Officer
                                                                           12

By   /s/ George Damman                      By      /s/ Thomas P. Bilbao
  ------------------------------------         ---------------------------------
         George Damman                                  Thomas P. Bilbao
    Chairman of the Compensation                  Executive Vice President and
Committee of the Board of Directors                 Chief Operating Officer



                                         Trustee:
Attest:                                  People's Bank

/s/ John J. Henchy                           By     /s/ William J. Pieper
- ---------------------------------------        ---------------------------------
Secretary                                   Vice President and Sr. Trust Officer


                                   SCHEDULE A
                                   ----------

                          WESTPORT BANK & TRUST COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




                                                                            13




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